UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 12, 2016

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INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Approval of the Infinera Corporation 2016 Equity Incentive Plan

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Infinera Corporation (the “Company”) held on May 12, 2016, the stockholders approved the Company’s 2016 Equity Incentive Plan (the “2016 Plan”).

The Board of Directors of the Company (the “Board”) adopted the 2016 Plan on February 24, 2016, subject to stockholder approval at the Annual Meeting. Accordingly, the 2016 Plan became effective upon stockholder approval at the Annual Meeting.

A detailed summary of the 2016 Plan is contained in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 24, 2016. The foregoing and the summary contained in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2016 Plan, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference. Grants under the 2016 Plan will be made pursuant to the Company’s forms of Notice of Grant of Restricted Stock Units, Notice of Grant of Restricted Stock Units for Directors and Notice of Grant of Performance Shares, which are filed hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1 - Approval of the Election of Three Class III Directors to the Company’s Board of Directors

The three individuals listed below were elected at the Annual Meeting to serve on the Board for a three-year term expiring at the 2019 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Name	For	Withheld	Abstain	Non-Votes
John P. Daane	88,593,038	2,047,911	322,086	30,717,788
Marcel Gani	88,585,871	2,049,245	327,919	30,717,788
Mark A. Wegleitner	88,417,398	2,218,516	327,121	30,717,788

Thomas J. Fallon, Kambiz Y. Hooshmand, Paul J. Milbury, Rajal M. Patel and David F. Welch, Ph.D. will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified.

Proposal 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Proposal 2 was to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2015, as described in the proxy materials. This proposal was approved.

For	Against	Abstain	Non-Votes
89,585,552	1,023,394	354,089	30,717,788

Proposal 3 - Approval of the Infinera Corporation 2016 Equity Incentive Plan

Proposal 3 was to approve the Company’s 2016 Equity Incentive Plan. This proposal was approved.

For	Against	Abstain	Non-Votes
82,067,607	8,675,436	219,992	30,717,788

Proposal 4 - Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

Proposal 4 was to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, as described in the proxy materials. This proposal was approved.

For	Against	Abstain
120,195,968	992,616	492,239

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Infinera Corporation 2016 Equity Incentive Plan.
10.2	Form of Notice of Grant of Restricted Stock Units.
10.3	Form of Notice of Grant of Restricted Stock Units for Directors.
10.4	Form of Notice of Grant of Performance Shares.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: May 17, 2016	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Infinera Corporation 2016 Equity Incentive Plan.
10.2	Form of Notice of Grant of Restricted Stock Units.
10.3	Form of Notice of Grant of Restricted Stock Units for Directors.
10.4	Form of Notice of Grant of Performance Shares.